PROXY                                                                     PROXY


                              PIONEER GROWTH SHARES

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                            To be held April 21, 1998

         The undersigned, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint(s) John
F. Cogan, Jr., David D. Tripple, Robert P. Nault and Joseph P. Barri, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Special Meeting of Shareholders of Pioneer Growth Shares (the "Fund") to be held on Tuesday, April 21, 1998 at 2:00 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the Fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109 (the "Meeting"), and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying Proxy Statement) in respect of all shares of the Fund which the undersigned will be entitled to vote or act upon, with all the powers the undersigned would possess if personally present:

(1) To approve a new Management Contract with Pioneering Management Corporation, the Fund's investment adviser ("PMC"), increasing the rate at which management fees are payable to PMC:

                  _ FOR             _ AGAINST                 _ ABSTAIN


(2)      To elect Trustees:

         The nominees for Trustees are: M.K. Bush, J.F. Cogan, Jr., Dr. R.H. Edgahl, M.B.W. Graham, J.W. Kendrick, M.A. Piret, D.D. Tripple, S.K. West and J. Winthrop.

         _ FOR electing all the nominees (except as marked above)

         To withhold authority to vote for one or more of the nominees, circle those nominees names above.

         _ WITHHOLD authority to vote for all nominees


(3)(a) To approve an amendment to the Fund's fundamental investment restriction regarding underwriting:

                  _ FOR             _ AGAINST                 _ ABSTAIN


(3)(b) To approve an amendment to the Fund's fundamental investment restriction regarding commodities:

                  _ FOR             _ AGAINST                 _ ABSTAIN


(3)(c)  To  approve  the  elimination  of  the  Fund's  fundamental   investment
restriction regarding "unseasoned" issuers:

                  _ FOR             _ AGAINST                 _ ABSTAIN


(3)(d)  To  approve  the  elimination  of  the  Fund's  fundamental   investment
restriction regarding affiliates of affiliates:

                  _ FOR             _ AGAINST                 _ ABSTAIN


(3)(e)  To  approve  the  elimination  of  the  Fund's  fundamental   investment
restriction regarding investment companies:

                  _ FOR             _ AGAINST                 _ ABSTAIN


(3)(f) To approve an amendment to the Fund's fundamental investment restriction regarding loans:

                  _ FOR             _ AGAINST                 _ ABSTAIN


(3)(g) To approve an amendment to the Fund's fundamental investment restriction regarding borrowing:

                  _ FOR             _ AGAINST                 _ ABSTAIN


(3)(h) To approve the addition of a new fundamental investment restriction regarding "senior securities":

                  _ FOR             _ AGAINST                 _ ABSTAIN


(3)(i)  To  approve  the  elimination  of  the  Fund's  fundamental   investment
restriction regarding joint transactions:

                  _ FOR             _ AGAINST                 _ ABSTAIN


(3)(j)  To  approve  the  elimination  of  the  Fund's  fundamental   investment
restriction regarding transactions with affiliates:

                  _ FOR             _ AGAINST                 _ ABSTAIN


(4) To ratify the selection of Arthur Andersen LLP as the Funds' independent public accountants for the fiscal year ending December 31, 1998:

                  _ FOR             _ AGAINST                 _ ABSTAIN


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S).

                                         ----------------------------
                                         Signature of Shareholder(s)


                                         ----------------------------
                                         Signature of Joint
                                         Shareholder(s) (if any)

Dated:  ____________, 1998               In signing, please write name(s)
                                         exactly as appearing hereon.  When
                                         signing as attorney, executor,
                                         administrator or other fiduciary,
                                         please give your full title as such.
                                         Joint owners should each sign
                                         personally.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.